                                                                EXHIBIT 10.10

                                 PROMISSORY NOTE


MAKER: Saigene Corporation, a Delaware Corporation doing business in the State of Washington

PAYEE:   Jack U'Ren

PRINCIPAL AMOUNT:  $1,155

         FOR VALUE RECEIVED, the undersigned ("MAKER") promises to pay to the order of Jack U'Ren, his/her heirs, or assigns ("PAYEE") the principal sum of $1,155 (One Thousand One Hundred Fifty-Five Dollars) plus all interest due on the unpaid note according to the terms and conditions as set out below.

         MAKER agrees to pay interest on the unpaid balance due under this note which will begin to accrue from October 1, 1996. The interest will be calculated at an annual rate of 8% of the unpaid balance of principal due under this note.

         MAKER shall pay said unpaid principal due under this note along with all unpaid or accrued interest due under this note on or before September 30, 1997.

         MAKER shall have the right to pay the entire balance remaining on this note at any time, with interest to the time of payment, with no penalty.

         If any amount due under this note is not paid when due, at the option of PAYEE, and upon written notice to MAKER, the entire remaining principal balance shall immediately become due and payable, together with interest thereon, at the rate above provided, through the date of payment of the unpaid principal.

         If MAKER defaults on any payment due under this note, MAKER agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

         This note shall be construed under the laws of the State of Washington.

         PAYEE agrees not to assign this note without written permission of MAKER, which permission will not unreasonably be withheld.


                                            October 1, 1996


                                            ____________________________________
                                            Saigene Corporation, MAKER
                                            By:  Allan G. Cochrane, President

Accepted: _____________________________     Date: ______________________________
          Jack U'Ren, PAYEE

         Unless the other party is notified of a new address in writing ten days in advance, written notices under this agreement shall be sent to:

                                            MAKER:    1725 220th St SE, #104
                                                      Bothell, WA 98021

                                            PAYEE:    __________________________
                                                      __________________________
                                                      __________________________

                                 PROMISSORY NOTE


MAKER: Saigene Corporation, a Delaware Corporation doing business in the State of Washington

PAYEE:   Judith Howard

PRINCIPAL AMOUNT:  $945


         FOR VALUE RECEIVED, the undersigned ("MAKER') promises to pay to the order of Judith Howard, his/her heirs, or assigns ("PAYEE") the principal sum of $945 (Nine Hundred Forty-Five Dollars) plus all interest due on the unpaid note according to the terms and conditions as set out below.

         MAKER agrees to pay interest on the unpaid balance due under this note which will begin to accrue from October 1, 1996. The interest will be calculated at an annual rate of 8% of the unpaid balance of principal due under this note.

         MAKER shall pay said unpaid principal due under this note along with all unpaid or accrued interest due under this note on or before September 30, 1997.

         MAKER shall have the right to pay the entire balance remaining on this note at any time, with interest to the time of payment, with no penalty.

         If any amount due under this note is not paid when due, at the option of PAYEE, and upon written notice to MAKER, the entire remaining principal balance shall immediately become due and payable, together with interest thereon, at the rate above provided, through the date of payment of the unpaid principal.

         If MAKER defaults on any payment due under this note, MAKER agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

         This note shall be construed under the laws of the State of Washington.

         PAYEE agrees not to assign this note without written permission of MAKER, which permission will not be unreasonably be withheld.


                                            October 1, 1996


                                            ____________________________________
                                            Saigene Corporation, MAKER
                                            By:  Allan G. Cochrane, President

Accepted: _____________________________     Date: ______________________________
          Judith Howard, PAYEE


         Unless the other party is notified of a new address in writing ten days in advance, written notices under this agreement shall be sent to:


                                            MAKER:    1725 220th St SE, #104
                                                      Bothell, WA 98021

                                            PAYEE:    __________________________
                                                      __________________________
                                                      __________________________

                                 PROMISSORY NOTE


MAKER: Saigene Corporation, a Delaware Corporation doing business in the State of Washington

PAYEE:   Paul Haydock

PRINCIPAL AMOUNT:  $945

         FOR VALUE RECEIVED, the undersigned ("MAKER") promises to pay to the order of Paul Haydock, his/her heirs, or assigns ("PAYEE") the principal sum of $945 (Nine Hundred Forty-Five Dollars) plus all interest due on the unpaid note according to the terms and conditions as set out below.

         MAKER agrees to pay interest on the unpaid balance due under this note which will begin to accrue from October 1, 1996. The interest will be calculated at an annual rate of 8% of the unpaid balance of principal due under this note.

         MAKER shall pay said unpaid principal due under this note along with all unpaid or accrued interest due under this note on or before September 30, 1997.

         MAKER shall have the right to pay the entire balance remaining on this note at any time, with interest to the time of payment, with no penalty.

         If any amount due under this note is not aid when due, at the option of PAYEE, and upon written notice to MAKER, the entire remaining principal balance shall immediately become due and payable, together with interest thereon, at the rate above provided, through the date of payment of the unpaid principal.

         If MAKER defaults on any payment due under this note, MAKER agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

         This note shall be construed under the laws of the State of Washington.

         PAYEE agrees not to assign this note without written permission of MAKER, which permission will not unreasonably be withheld.


                                            October 1, 1996


                                            ____________________________________
                                            Saigene Corporation, MAKER
                                            By:  Allan G. Cochrane, President

Accepted: _____________________________     Date: ______________________________
          Paul Haydock, PAYEE

         Unless the other party is notified of a new address in writing ten days in advance, written notices under this agreement shall be sent to:

                                            MAKER:    1725 220th St SE, #104
                                                      Bothell, WA 98021

                                            PAYEE:    __________________________
                                                      __________________________
                                                      __________________________

                                 PROMISSORY NOTE


MAKER: Saigene Corporation, a Delaware Corporation doing business in the State of Washington

PAYEE:   Ron Helm

PRINCIPAL AMOUNT:  $3,150

         FOR VALUE RECEIVED, the undersigned ("MAKER") promises to pay to the order of Ron Helm, his/her heirs, or assigns ("PAYEE") the principal sum of $3,150 (Three Thousand One Hundred Fifty Dollars) plus all interest due on the unpaid note according to the terms and conditions as set out below.

         MAKER agrees to pay interest on the unpaid balance due under this note which will begin to accrue from October 1, 1996. The interest will be calculated at an annual rate of 8% of the unpaid balance of principal due under this note.

         MAKER shall pay said unpaid principal due under this note along with all unpaid or accrued interest due under this note on or before September 30, 1997.

         MAKER shall have the right to pay the entire balance remaining on this note at any time, with interest to the time of payment, with no penalty.

         If any amount due under this note is not paid when due, at the option of PAYEE, and upon written notice to MAKER, the entire remaining principal balance shall immediately become due and payable, together with interest thereon, at the rate above provided, through the date of payment of the unpaid principal.

         If MAKER defaults on any payment due under this note, MAKER agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

         This note shall be construed under the laws of the State of Washington.

         PAYEE agrees not to assign this note without written permission of MAKER, which permission will not unreasonably be withheld.


                                            October 1, 1996


                                            ____________________________________
                                            Saigene Corporation, MAKER
                                            By:  Allan G. Cochrane, President

Accepted: _____________________________     Date: ______________________________
               Ron Helm, PAYEE

         Unless the other party is notified of a new address in writing ten days in advance, written notices under this agreement shall be sent to:

                                            MAKER:    1725 220th St SE, #104
                                                      Bothell, WA 98021

                                            PAYEE:    16625 Redmond Way #117
                                                      Redmond, WA 98052

                                 PROMISSORY NOTE


MAKER: Saigene Corporation, a Delaware Corporation doing business in the State of Washington

PAYEE:   Allan Cochrane

PRINCIPAL AMOUNT:  $4,305

         FOR VALUE RECEIVED, the undersigned ("MAKER") promises to pay to the order of Allan Cochrane, his/her heirs, or assigns ("PAYEE") the principal sum of $4,305 (Four Thousand Three Hundred Five Dollars) plus all interest due on the unpaid note according to the terms and conditions as set out below.

         MAKER agrees to pay interest on the unpaid balance due under this note which will begin to accrue from October 1, 1996. The interest will be calculated at an annual rate of 8% of the unpaid balance of principal due under this note.

         MAKER shall pay said unpaid principal due under this note along with all unpaid or accrued interest due under this note on or before September 30, 1997.

         MAKER shall have the right to pay the entire balance remaining on this note at any time, with interest to the time of payment, with no penalty.

         If any amount due under this note is not paid when due, at the option of PAYEE, and upon written notice to MAKER, the entire remaining principal balance shall immediately become due and payable, together with interest thereon, at the rate above provided, through the date of payment of the unpaid principal.

         If MAKER defaults on any payment due under this note, MAKER agrees to pay all costs and expenses of collection, including reasonable attorney's fees.

         This note shall be construed under the laws of the State of Washington.

         PAYEE agrees not to assign this note without written permission of MAKER, which permission will not unreasonably be withheld.


                                          October 1, 1996


                                          ____________________________________
                                          Saigene Corporation, MAKER
                                          By:  Ron Helm, Chief Executive Officer

Accepted: _____________________________     Date: ______________________________
          Allan Cochrane, PAYEE


         Unless the other party is notified of a new address in writing ten days in advance, written notices under this agreement shall be sent to:


                                            MAKER:    1725 220th St SE, #104
                                                      Bothell, WA 98021

                                            PAYEE:    P O Box 2721
                                                      Woodinville, WA 98072



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